HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated March 10, 2014 to your Prospectus

HARTFORD GROWTH HLS FUND - IA

1.                  FUND CLOSURE

Effective on or about June 19, 2014, the Hartford Growth HLS Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

2.                  FUND REORGANIZATION

The Board of Directors of Hartford Series Fund, Inc. has approved the reorganization (the “Reorganization”) of Hartford Growth HLS Fund (“Merging Fund”) into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).  The Reorganization does not require shareholder approval.

As a result of the Reorganization, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.   The Reorganization is scheduled to take place on or about June 23, 2014 (“Closing Date”).

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or about June 19, 2014.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 30 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is completed, effective as of the close of trading on the New York Stock Exchange on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.